                                                                   Exhibit 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1997 included (or incorporated by reference) in Deltek Systems, Inc. Form S-1 for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

Washington, D.C.
July 1, 1997